UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On July 7, 2025, MicroStrategy Incorporated® d/b/a Strategy™ (“Strategy” or the “Company”) filed a Certificate of Amendment (the “STRK Certificate of Amendment”) with the Secretary of State of the State of Delaware to the STRK Certificate of Designations (the “STRK Certificate of Designations”), which was originally filed on February 5, 2025, and which established the terms of its 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (the “STRK Stock”). As described further below, the STRK Certificate of Amendment amends certain terms of the STRK Stock so that, among other conforming changes, the liquidation preference per share of the STRK Stock will generally approximate its trading price with a floor of $100.

As a result of the filing of the STRK Certificate of Amendment, STRK Stock has a liquidation preference (“Liquidation Preference”) that is initially $100 per share; provided, however, that, effective immediately after the close of business on each business day on or after July 7, 2025 (and, on or after July 7, 2025, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRK Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the Liquidation Preference per share of STRK Stock will be adjusted to be the greatest of (i) the stated amount of $100 per share of STRK Stock (the “Stated Amount”); (ii) in the case of any business day on or after July 7, 2025 with respect to which Strategy has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRK Stock, an amount equal to the Last Reported Sale Price (as defined in the STRK Certificate of Designations) per share of STRK Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the Last Reported Sale Prices per share of STRK Stock for each trading day of the ten consecutive trading days immediately preceding such business day; provided that, for purposes of the definition of Liquidation Preference, the execution of the STRK Certificate of Amendment will be treated as an execution of a sale transaction settled by the issuance of STRK Stock.

The STRK Stock will accumulate cumulative dividends (“Regular Dividends”) at a rate per annum equal to 8.00% on the Stated Amount thereof, and will be payable when, as and if declared by Strategy’s board of directors, out of funds legally available for their payment to the extent paid in cash, quarterly in arrears on March 31, June 30, September 30 and December 31 of each year.

Strategy will have the right, at its election, to redeem all, and not less than all, of the STRK Stock, at any time, for cash if the total aggregate Stated Amount of all STRK Stock then outstanding is less than $182,500,000 (which is equal to 25% of the aggregate Stated Amount of the STRK Stock issued on February 5, 2025) (such a redemption, an “Optional Redemption”). The redemption price for any STRK Stock to be redeemed pursuant to an Optional Redemption will be a cash amount equal to the Liquidation Preference of the STRK Stock to be redeemed as of the business day immediately before the date Strategy sends the related redemption notice, plus accumulated and unpaid Regular Dividends to, but excluding, the redemption date.

Strategy will also have the right, at its election, to redeem all, and not less than all, of the STRK Stock, at any time, for cash if a “Tax Event” (as defined in the STRK Certificate of Designations) occurs (such a redemption, a “Tax Redemption”). The redemption price for any STRK Stock to be redeemed pursuant to a Tax Redemption will be a cash amount equal to (i) the greater of (1) the Liquidation Preference of the STRK Stock to be redeemed as of the business day immediately before the date Strategy sends the related redemption notice; and (2) the average of the Last Reported Sale Prices per share of STRK Stock for the five consecutive trading days ending on, and including, the trading day immediately before the date on which Strategy sends the related redemption notice, plus (ii) accumulated and unpaid Regular Dividends to, but excluding, the redemption date.

If a “Fundamental Change” (as defined in the STRK Certificate of Designations) occurs, then, subject to a limited exception, holders of STRK Stock will have the right to require Strategy to repurchase some or all of their shares of STRK Stock at a cash repurchase price equal to the Stated Amount of the STRK Stock to be repurchased, plus accumulated and unpaid Regular Dividends, if any, to, but excluding the repurchase date.

The above description of the terms of the STRK Certificate of Amendment and the terms of the STRK Stock is a summary and is not complete. A copy of the STRK Certificate of Designations was filed as Exhibit 3.1 to Strategy’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 5, 2025 and the STRK Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the STRK Certificate of Designations and the STRK Certificate of Amendment, which STRK Certificate of Amendment is incorporated herein by reference. The above summary and the STRK Certificate of Amendment supplement, update and are incorporated by reference into Strategy’s prospectus supplement filed with the Securities and Exchange Commission on March 10, 2025 (the “STRK Prospectus Supplement”), under its existing automatic shelf registration statement, which became effective on January 27, 2025 (File No. 333-284510) (the “Registration Statement”), and the base prospectus contained therein.

Item 8.01.	Other Events.

STRD ATM

On July 7, 2025, the Company entered into a Sales Agreement (the “STRD Sales Agreement”) with TD Securities (USA) LLC (“TD Cowen”), Barclays Capital Inc. (“Barclays”), The Benchmark Company, LLC (“Benchmark”), Clear Street LLC and Morgan Stanley & Co. LLC (“Morgan Stanley”), as sales agents (each an “STRD Agent” and collectively, the “STRD Agents”), pursuant to which the Company may issue and sell shares of its 10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share (the “STRD Stock”), having an aggregate offering price of up to $4.2 billion (the “STRD ATM Shares”), from time to time through the STRD Agents (the “STRD ATM Offering”). Also, on July 7, 2025, the Company filed a prospectus supplement with the Securities and Exchange Commission in connection with the STRD ATM Offering (the “STRD Prospectus Supplement”) under the Registration Statement, and the base prospectus contained therein.

Upon delivery of a placement notice, and subject to the terms and conditions of the STRD Sales Agreement, the STRD Agents may sell the STRD ATM Shares by any method that is deemed an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or any other method permitted by law, which may include negotiated transactions or block trades. The Company may sell the STRD ATM Shares through the STRD Agents in amounts and at times to be determined by the Company from time to time subject to the terms and conditions of the STRD Sales Agreement, but neither it nor the STRD Agents have an obligation to sell any of the STRD ATM Shares in the STRD ATM Offering. No assurance can be given that the Company will sell any STRD ATM Shares under the STRD Sales Agreement, or, if it does, as to the price or amount of STRD ATM Shares that it sells or the dates when such sales will take place. The Company will only sell STRD ATM Shares through one STRD Agent on any single day. Sales pursuant to the STRD Sales Agreement may be made through an affiliate of an STRD Agent.

The Company or the STRD Agents may suspend or terminate the STRD ATM Offering upon notice to the other parties and subject to other conditions. Each STRD Agent will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices.

The Company has agreed to pay the STRD Agents’ commissions for their respective services in acting as agents in the sale of the STRD ATM Shares in the amount of up to 2.0% of the aggregate gross proceeds it receives from each sale of its STRD ATM Shares pursuant to the STRD Sales Agreement. The Company has also agreed to provide the STRD Agents with customary indemnification and contribution rights.

A copy of the STRD Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the STRD Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the STRD ATM Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The STRD ATM Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the STRD ATM Shares will be made only by means of the STRD Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Also, on July 7, 2025, the Company issued a press release relating to the STRD ATM Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

STRF ATM

As previously disclosed, on May 22, 2025, Strategy entered into a Sales Agreement (the “STRF Sales Agreement”) with TD Cowen, Barclays, and Benchmark, as sales agents (each an “STRF Agent” and collectively, the “STRF Agents”), pursuant to which Strategy may issue and sell shares of its 10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share (the “STRF Stock”), having an aggregate offering price of up to $2.1 billion, from time to time through the STRF Agents (the “STRF ATM Offering”).

On July 7, 2025, Strategy entered into an amendment to the STRF Sales Agreement (as amended, the “Amended STRF Sales Agreement”) to add Morgan Stanley as an additional STRF Agent. Also on July 7, 2025, Strategy filed a prospectus supplement with the Securities and Exchange Commission in connection with its entry into the Amended STRF Sales Agreement under the Registration Statement, and the base prospectus contained therein.

A copy of the Amended STRF Sales Agreement is attached as Exhibit 1.2 hereto and is incorporated herein by reference. The foregoing description of the terms of the Amended STRF Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

STRK ATM

As previously disclosed, on March 10, 2025, Strategy entered into a sales agreement pursuant to which it may issue and sell shares of its STRK Stock, having an aggregate offering price of up to $21.0 billion from time to time through sales agents (the “STRK ATM Offering”). Such STRK Stock is offered pursuant to the STRK Prospectus Supplement.

Strategy is filing as Exhibit 99.2 to this Current Report on Form 8-K certain updated risk factors with respect to the STRK ATM Offering following the adoption of the STRK Certificate of Amendment, which are incorporated by reference herein and into the STRK Prospectus Supplement, and which replaces and supersedes in its entirety the risk factors of equivalent subheading in the section under “Risk Factors—Risks Relating to the Perpetual Strike Preferred Stock and This Offering” in the STRK Prospectus Supplement.

Strategy is also filing as Exhibit 99.3 to this Current Report on Form 8-K certain updated descriptions of Material United States Federal Income Tax Considerations with respect to the STRK ATM Offering following the adoption of the STRK Certificate of Amendment, which are incorporated by reference herein and into the STRK Prospectus Supplement, and which replaces and supersedes in its entirety the descriptions of equivalent subheading in the section under “Material United States Federal Income Tax Considerations” in the STRK Prospectus Supplement.

Neither this Current Report on Form 8-K nor the press release attached hereto constitutes an offer to sell or a solicitation of an offer to buy any of the abovementioned securities.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the at-the-market offerings of the STRD Stock, the STRF Stock and the STRK Stock.

The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the sales made pursuant to the STRF ATM Offering, the STRK ATM Offering, or the STRD ATM Offering, if any, market conditions and the other factors discussed in the “Risk Factors” section of Strategy’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2025, the factors discussed under the header “Risk Factor Updates” in the Current Report on Form 8-K filed by Strategy with the Securities and Exchange Commission on June 7, 2025 and the risks described in other filings that Strategy may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K and the exhibits attached hereto speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated as of July 7, 2025, by and among Strategy and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, Clear Street LLC and Morgan Stanley & Co. LLC

1.2	Amendment to the Sales Agreement, dated as of July 7, 2025, by and among Strategy and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC and Morgan Stanley & Co. LLC

3.1	Certificate of Amendment to Certificate of Designations relating to the 8.00% Series A Perpetual Strike Preferred Stock

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release of Strategy, dated July 7, 2025

99.2	Certain risk factors with respect to the STRK ATM Offering

99.3	Certain descriptions of Material United States Federal Income Tax Considerations with respect to the STRK ATM Offering

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel